UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2025

TRADEWINDS UNIVERSAL

(Exact Name of Registrant as Specified in Charter)

Wyoming	333-276233	87-4254479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Mercury Lane, Brea, CA 92821
(Address of Principal Executive Offices, and Zip Code)
(855) 434-44887
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

On April 24, 2025, the Audit Committee of the Board of Directors of Tradewinds Universal (the “Company”) approved the dismissal of Astra Audit & Advisory, LLC as the Company’s independent registered public accounting firm, effective immediately.

Astra Audit & Advisory, LLC’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and December 31, 2023 contained an explanatory paragraph regarding the Company's ability to continue as a going concern. Other than the going concern explanatory paragraph, the reports did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2024, there were no disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Astra Audit & Advisory, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Astra Audit & Advisory, LLC, would have caused them to make reference to the subject matter of the disagreement in connection with its reports.

The Company has provided Astra Audit & Advisory, LLC with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Astra Audit & Advisory, LLC furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Astra Audit & Advisory, LLC's letter, dated May 6, 2025 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On April 24, 2025, the Audit Committee appointed Fruci & Associates II, PLLC as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2025.

During the Company’s two most recent fiscal years and the subsequent interim period prior to engaging Fruci & Associates II, PLLC, neither the Company nor anyone on its behalf consulted Fruci & Associates II, PLLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Fruci & Associates II, PLLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
16.1	Letter from Astra Audit & Advisory, LLC dated May 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2025	Tradewinds Universal

	By:	/s/ Andrew Read
	Name:	Andrew Read
	Title:	Chief Executive Officer